Exhibit 10.12

ASSIGNMENT OF DEBT AGREEMENT

THIS ASSIGNMENT OF DEBT AGREEMENT, dated effective December 31, 2014,

AMONG:

SUNVESTA,  INC., of Seestrasse 97, Oberrieden, Switzerland CH-8942

(the "Parent") and parent company of Subsidiary;

AND:

SUNVESTA HOLDING AG., of Seestrasse 97, Oberrieden, Switzerland CH-8942

(the "Subsidiary") and subsidiary company of Parent;

AND:

AIRES  INTERNATIONAL  INVESTMENTS,  INC.,  of  Quatisky  Building,  3rd  Floor,  Post

Office Box 905, Road Town, Tortola, British Virgin Islands (the “Creditor”) and creditor of

Subsidiary.

WHEREAS:

A.     Subsidiary  is  indebted  to  the  Creditor  in  the  amount  of  Eleven  Million  Five  Hundred  and  Forty

Two Thousand  Eight Hundred and Seventy Nine (CHF11,542,879) Swiss Francs as of December

31,  2014  (the  “Debt”)  pursuant  to  that  Loan  Agreement  dated  effective  the  31st  day  of  October,

2013.

B.   Parent wishes to assume Ten Million (CHF 10,000,000) in Swiss Francs of the Debt as of December

31,  2014,  (the  “Assumed  Debt”),  and  the  Subsidiary  and  Creditor  wish to  grant,  assign,  transfer and  set over unto  Parent the entire right,  title,  obligation and  interest in and  to  the Assumed  Debt upon the terms and conditions contained in this Assignment of Debt Agreement.

C.     Parent and Subsidiary wish to treat Parent’s assumption of the Assumed Debt as an investment in a subsidiary company, in the form of a deemed cash contribution into capital surplus, provided to

Subsidiary  by  Parent,  in  an  amount  equal  to  the  Assumed  Debt  and  not  as  an  intercompany obligation.

NOW  THEREFORE,  in  consideration  of  the  foregoing  and  such  other  consideration  as  the  parties mutually agree, the parties hereto agree as follows:

1.

REPRESENTATIONS, WARRANTIES AND COVENANTS OF THE SUBSIDIARY

1.1

Subsidiary represents, warrants and covenants to Parent that:

(a)   the  above  premises  are  true  and  complete,  and  that  the  Creditor  has  been  given  notice  of and agreed to this assignment of the Assumed Debt by the Subsidiary to Parent;

(b)  the full amount of the Assumed Debt is owed by the Subsidiary to the Creditor; and

1.2

The  representations,  warranties  and  covenants  contained  in  Section  1.1  are  provided  for  the exclusive  benefit  of  Parent  and  a  breach  of  any  one  or more  thereof  may be  waived  by  Parent in  whole  or  in  part  at  any  time  without  prejudice  to  its  rights  in  respect  to  any  other  breach  of the same or any other representation or warranty or covenant.  Any representations, warranties

and   covenants  contained   in  Article  1   will  survive  the  signing  of  this  Debt  Assignment

Agreement.

exhibit1012.docx

1 | 8

Exhibit 10.12

2.    ASSIGNMENT OF THE DEBT AND RESTRUCTURING OF TERMS

2.1    Subsidiary grants,  assigns,  transfers and  sets over unto  Parent its entire right,  title,  obligation and interest  in  and  to  the  Assumed  Debt,  including,  without  limitation,  all  rights,  benefits  and  advantages of  the  Subsidiary  to  be  derived  therefrom  and  all  burdens,  obligations  and  liabilities  to  be  derived thereunder, in consideration of the premises and the consideration set out in Section 2.3.

2.2   The Creditor, Subsidiary and Parent agree to restructure the terms of the Assumed Debt by causing

Parent to execute a Promissory Note to reflect the Assumed Debt, in consideration of the premises and the consideration set out in Section 2.3.

2.3    In  consideration  of  the  assignment  of  the  Assumed  Debt  and  the  restructuring  of  the  repayment terms pursuant to the Promissory Note, Parent will sign and deliver the Promissory Note as evidence of the restructured terms of the Assumed Debt. (Attached hereto as Exhibit A)

3.    CONSENT AND WARRANTY OF CREDITOR

3.1   The Creditor agrees and consents to the assignment of Subsidiary’s interests in the Assumed Debt to Parent pursuant to the terms and conditions of this Debt Assignment Agreement.

3.2   The Creditor represents, warrants and covenants to Parent that (a) the full amount of the Assumed

Debt is evidenced  by the Promissory Note of even date,  (b) the Assumed  Debt has not been prepaid  in full or in part, and (c) the Assumed Debt assigned to Parent is the sole responsibility of Parent with no right of recourse against Subsidiary.

4.    PARENT’S ASSUMPTION OF DEBT AND CAPITAL CONTRIBUTION TO SUBSIDIARY

4.1     Parent agrees and consents to assume Subsidiary’s interests in the Assumed  Debt pursuant to the terms and conditions of this Debt Assignment Agreement and Promissory Note.

4.2.   Parent agrees to waive any debt obligation incumbent on Subsidiary as the result of its assumption of  the  Assumed  Debt  owed  to  Creditor  and  does  hereby  characterize  the  effect  of  the  transaction  as  a deemed cash contribution into capital surplus of the subsidiary company.

5.    COUNTERPART

5.1   This Debt Assignment Agreement may be signed in one or more counterparts, each of which when so  signed  will  be  deemed  an  original,  and  such  counterparts  together  will  constitute  one  in  the  same instrument.

[SIGNATURE PAGE FOLLOWS]

exhibit1012.docx

2 | 8

Exhibit 10.12

IN WITNESS WHEREOF this agreement was signed in Oberrieden, Switzerland by the parties hereto effective as of the day and year first above written.

SUNVESTA,  INC.

/s/ Josef Mettler

/s/ Hans Rigendinger

By: Josef Mettler

By: Hans Rigendinger

Chief Executive Officer

Chief Operating Officer

AUTHORIZED SIGNATORY

SUNVESTA HOLDING AG

/s/ Hans Rigendinger

/s/ Josef Mettler

By: Hans Rigendinger

By: Josef Mettler

Chairman of the Board of Directors

Vice-Chairman     of     the     Board     of

Directors

AUTHORIZED SIGNATORY

AIRES INTERNATIONAL INVESTMENTS, INC.

/s/ Arno Spenger

/s/ Roland Rohrer

By: Arno Sprenger

By: Roland Rohrer

AUTHORIZED SIGNATORY

AUTHORIZED

SIGNATORY

exhibit1012.docx

3 | 8

Exhibit 10.12

Exhibit  A

THE  ISSUANCE  AND  SALE  OF  THE  SECURITY  REPRESENTED  BY  THIS  NOTE  HAS

NOT   BEEN   REGISTERED   UNDER   THE   SECURITIES   ACT   OF   1933,   AS   AMENDED

(“SECURITIES  ACT”),  OR  APPLICABLE  STATE  SECURITIES  LAWS  SINCE  SAME  IS

BELIEVED   TO   BE   EXEMPT   FROM   REGISTRATION   UNDER   REGULATION    “S”

THERETO.  THIS SECURITY MAY NOT BE OFFERED FOR SALE, SOLD, TRANSFERRED

OR   ASSIGNED   TO   US   PERSONS   (I)   IN   THE   ABSENCE   OF   (A)   AN   EFFECTIVE

REGISTRATION STATEMENT FOR THE SECURITY UNDER THE SECURITIES ACT, OR

(B)   AN   OPINION   OF   COUNSEL,   IN   A   GENERALLY   ACCEPTABLE   FORM,   THAT

REGISTRATION   IS   NOT   REQUIRED   UNDER   SAID   ACT   OR   (II)   UNLESS   SOLD

PURSUANT TO RULE 144 OR RULE 144A UNDER SAID ACT.  NOTWITHSTANDING THE

FOREGOING,  THIS  SECURITY  MAY  BE  PLEDGED  IN  CONNECTION  WITH  A  BONA

FIDE   MARGIN   ACCOUNT   OR   OTHER   LOAN   OR   FINANCING   ARRANGEMENT

SECURED BY THIS SECURITY.

PROMISSORY NOTE

Principal Amount: CHF (Swiss Francs) 10,000,000

Issue Date: December 31, 2014

FOR   VALUE   RECEIVED,   SUNVESTA,   INC.,   a   Florida   corporation   (hereinafter   called   the

“Borrower”), hereby promises to pay to the order of Aires International Investments,  Inc., a British

Virgin Islands company, or registered assigns (the “Holder”) the sum of CHF 10,000,000 together with interest  as  set  forth  herein,  on  December  31,  2017  (the  “Maturity  Date”),  and  to  pay  interest  on  the unpaid  principal  balance  hereof  at  the  rate  of  seven  and  one  quarter  percent  (7  ¼%)  (the  “Interest

Rate”)  per  annum  from  the  date  hereof  (the  “Issue  Date”)  until  the  same  becomes  due  and  payable,

whether  at  maturity  or  upon  acceleration  or  by  prepayment  or  otherwise.  This  Promissory  Note  (the

“Note”) may be prepaid  in whole or in part. Any amount of  principal or interest on this Note which is not  paid  when  due  shall  bear  interest  at  the  rate  of  ten  percent  (10%)  per  annum  from  the  due  date

thereof  until the same is paid  (“Default Interest”).   Interest  shall  commence  accruing on the date  that

the Note is issued  and  shall be computed on the basis of  a 365-day year and  the actual number of days elapsed. All payments due hereunder shall be made in lawful money of Switzerland. All payments shall be  made  at  such  address  as  the  Holder  shall  hereafter  give  to  the  Borrower  by  written  notice  made  in accordance with the provisions of this Note. Whenever any amount expressed to be due by the terms of this  Note  is  due  on  any  day  which  is  not  a  business  day,  the  same  shall  instead  be  due  on  the  next succeeding  day  which  is  a  business  day  and,  in  the  case  of  any  interest  payment  date  which  is  not  the date  on  which  this  Note  is  paid  in  full,  the  extension  of  the  due  date  thereof  shall  not  be  taken  into account for purposes of determining the amount of interest due on such date.  As used in this Note, the term  “business day”  shall mean  any day other  than a  Saturday,  Sunday or a day on which  commercial banks  in  the  city  of  Oberrieden,  Switzerland  are  authorized  or  required  by  law  or  executive  order  to remain closed. This Note is free from all taxes, liens, claims and encumbrances with respect to the issue thereof  and  shall  not  be  subject  to  preemptive  rights  or  other  similar  rights  of  shareholders  of  the

Borrower and  will not impose personal liability upon the holder thereof.  This Note has been  issued  by the Borrower pursuant to  the Assignment of Debt Agreement,  dated  effective December 31, 2014 (the

“Assignment of Debt Agreement”), by and among the Borrower, SunVesta Holding AG. (Borrower’s subsidiary), and the Holder

The following additional terms shall apply to this Note:

exhibit1012.docx

4 | 8

Exhibit 10.12

ARTICLE I.  CERTAIN COVENANTS

1.1

Distributions  on  Capital  Stock.   So  long  as  the  Borrower  shall  have  any  obligation  under  this

Note, the Borrower shall not without the Holder’s written consent (a) pay, declare or set apart for such payment,  any dividend or other distribution (whether in cash, property or other securities) on shares of capital  stock  or  (b)  directly  or  indirectly  or  through  any  subsidiary  make  any  other  payment  or distribution in respect of its capital stock.

1.2

Restriction  on  Stock  Repurchases.   So  long  as  the  Borrower  shall  have  any  obligation  under this Note, the Borrower shall not without the Holder’s written consent redeem, repurchase or otherwise acquire  (whether  for  cash  or  in  exchange  for  property  or  other  securities  or  otherwise)  in  any  one transaction or series of related transactions any shares of capital stock of the Borrower or any warrants,

rights or options to purchase or acquire any such shares.

ARTICLE II.   EVENTS OF DEFAULT

If any of the following events of default (each, an “Event of Default”) shall occur:

2.1

Failure  to  Pay  Principal  or  Interest.   The  Borrower  fails  to  pay  the  principal  hereof  or  interest thereon when due on this Note, whether at maturity, upon acceleration or otherwise.

2.2

Breach of Covenants.  The Borrower breaches any material covenant or other material term or condition  contained  in  this  Note  and  any  collateral  documents  including  but  not  limited  to  the

Assignment  of  Debt  Agreement  and  such  breach  continues  for  a  period  of  ten  (10)  days  after  written notice thereof to the Borrower from the Holder.

2.3

Breach  of  Representations  and  Warranties.    Any  representation  or  warranty  of  the  Borrower

made  herein  or  in  any  agreement,  statement  or  certificate  given  in  writing  pursuant  hereto  or  in connection herewith (including, without limitation, the Assignment of Debt Agreement),  shall be false or  misleading  in  any  material  respect  when  made  and  the  breach  of  which  has  (or  with  the  passage  of time  will  have)  a  material  adverse  effect  on  the  rights  of  the  Holder  with  respect  to  this  Note  or  the

Assignment of Debt Agreement.

2.4

Receiver or Trustee.  The Borrower or any subsidiary of the Borrower shall make an assignment for  the  benefit  of  creditors,  or  apply  for  or consent  to  the  appointment  of  a  receiver  or  trustee  for  it or for  a  substantial  part  of  its  property  or  business,  or  such  a  receiver  or  trustee  shall  otherwise  be appointed.

2.5

Bankruptcy.     Bankruptcy,   insolvency,   reorganization  or  liquidation  proceedings  or  other

proceedings,  voluntary or involuntary,  for relief  under  any bankruptcy law or  any law for the relief  of debtors shall be instituted by or against the Borrower or any subsidiary of the Borrower.

2.6

Liquidation. Any dissolution, liquidation, or winding up of Borrower or any substantial portion of its business.

2.7

Cessation  of  Operations.  Any  cessation  of  operations  by  Borrower  or  Borrower  admits  it  is otherwise  generally  unable  to  pay  its  debts  as  such  debts  become  due,  provided,  however,  that  any disclosure of the Borrower’s ability to continue as a “going concern” shall not be an admission that the

Borrower cannot pay its debts as they become due.

2.8

Maintenance of Assets. The failure by Borrower to maintain any material intellectual property rights, personal, real property or other assets which are necessary to conduct its business (whether now or in the future).

exhibit1012.docx

5 | 8

Exhibit 10.12

Upon the occurrence and during the continuation of an Event of Default specified in this Article II, the

Note shall become immediately due and  payable and  the Borrower shall pay to  the Holder,  an amount equal  to  the  Default  Amount  (as  defined  below)  effective  on  the  delivery  of  written  notice  to  the

Borrower  by  the  Holder  (the  “Default  Notice”),  in  full  satisfaction  of  its  obligations  hereunder,  an amount equal to (x) the sum of the then outstanding principal amount of this Note plus (y) accrued and unpaid  interest  on  the  unpaid  principal  amount  of  this  Note  to  the  date  of  payment  plus  (z)  Default

Interest,  if  any  (the  amounts  referred  to  in  clauses  (x),  (y)  and  (z)  shall  collectively  be  known  as  the

“Default  Amount”)  and  all  other  amounts  payable  hereunder  shall  immediately  become  due  and payable, all without demand, presentment or notice, all of which hereby are expressly waived, together with all costs, including, without limitation, legal fees and expenses, of collection, and the Holder shall be entitled to exercise all other rights and remedies available at law or in equity.

ARTICLE III.  MISCELLANEOUS

3.1

Failure or Indulgence Not Waiver.  No failure or delay on the part of the Holder in the exercise of  any  power,  right  or  privilege  hereunder  shall  operate  as  a  waiver  thereof,  nor  shall  any  single  or partial exercise of any such power, right or privilege preclude other or further exercise thereof or of any other right, power or privileges.  All rights and remedies existing hereunder are cumulative  to, and not exclusive of, any rights or remedies otherwise available.

3.2

Subordination.   Holder  acknowledges  that  its  interest  in  the  properties  and   assets  of  the

Borrower, on the occurrence and continuation of an Event of Default, is subordinate to those additional amounts, if any, due by Borrower to non-affiliated third party creditors.

3.3

Notices.    All  notices,  demands,  requests,  consents,  approvals,  and  other  communications required  or  permitted  hereunder  shall  be  in  writing  and,  unless  otherwise  specified  herein,  shall  be  (i)

personally  served,  (ii)  deposited  in  the  mail,  registered  or  certified,  return  receipt  requested,  postage prepaid, (iii) delivered by reputable air courier service with charges prepaid, or (iv) transmitted by hand delivery, telegram, or facsimile, addressed as set forth below or to such other address as such party shall

have  specified  most  recently  by  written  notice.    Any  notice  or  other  communication  required  or

permitted  to  be  given  hereunder  shall  be  deemed  effective  (a)  upon  hand  delivery  or  delivery  by facsimile,  with  accurate  confirmation  generated  by  the  transmitting  facsimile  machine,  at  the  address or number designated  below  (if  delivered  on  a business day during normal business  hours  where  such notice is to  be received),  or the first business day following such delivery (if  delivered  other than on  a business  day  during  normal  business  hours  where  such  notice  is  to  be  received)  or  (b)  on  the  second business day following the date of  mailing by express courier service,  fully prepaid,  addressed  to  such

address,  or  upon  actual  receipt  of  such  mailing,  whichever  shall  first  occur.   The  addresses  for  such

communications shall be:

If to the Borrower, to:

SunVesta,  Inc.

Seestrasse 97

Oberriden

Switzerland CH-8942

Attn: Josef Mettler, Chief Executive Officer

facsimile: 011 41 43 388 40 60

e-mail: josef.mettler@sunvesta.com

exhibit1012.docx

6 | 8

Exhibit 10.12

If to the Holder:

Aires International Investments,  Inc.

Quatisky Building, 3rd Floor

Post Office Box 905

Road Town

Tortola, British Virgin Islands

Attn:

facsimile:

e-mail:

3.4

Amendments.   This  Note  and  any  provision  hereof  may  only  be  amended  by  an  instrument  in

writing  signed  by  the  Borrower  and  the  Holder.   The  term  “Note”  and  all  reference  thereto,  as  used throughout  this  instrument,  shall  mean  this  instrument  as  originally  executed,  or  if  later  amended  or supplemented, then as so amended or supplemented.

3.5

Assignability.   This  Note  shall  be  binding  upon  the  Borrower  and  its  successors  and  assigns,

and  shall  inure  to  be  the  benefit  of  the  Holder  and  its  successors  and  assigns.   Each  transferee  of  this

Note must not be a “US Person” (as that term is defined in Rule 902 of Regulation S, and is not acquiring the securities for the account or benefit of  any  U.S.  person; as defined  in Rule 501(a) of  the Securities

Act).   Notwithstanding anything in this Note to  the contrary,  this Note may be pledged  as collateral in connection with a bona fide margin account or other lending arrangement.

3.6

Cost of Collection.   If  default is made in the payment of  this Note,  the Borrower  shall pay  the

Holder hereof costs of collection, including reasonable attorneys’ fees.

3.7

Governing Law.  This Note shall be governed by and construed in accordance with the laws of the  Switzerland  without  regard  to  principles  of  conflicts  of  laws.  The  parties  to  this  Note  hereby irrevocably  waive  any  objection  to  jurisdiction  and  venue  of  any  action  instituted  hereunder  and  shall not assert any defense based on lack of jurisdiction or venue or based upon forum non conveniens.  The

Borrower and Holder waive trial by jury. The prevailing party shall be entitled to recover from the other party  its  reasonable  attorney's  fees  and  costs.  In  the  event  that  any  provision  of  this  Note  or any  other agreement delivered in connection herewith is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and  shall  be  deemed  modified  to  conform  with  such  statute  or  rule  of  law.  Any  such  provision  which may prove invalid  or unenforceable under any  law shall not affect the validity or enforceability of  any other provision of any agreement. Each party hereby irrevocably waives personal service of process and consents  to  process  being  served  in  any  suit,  action  or  proceeding  in  connection  with  this  Note  by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery)

to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law.

3.8

Certain Amounts.   Whenever pursuant to  this  Note the Borrower is required  to  pay an amount in  excess  of  the  outstanding  principal  amount  (or  the  portion  thereof  required  to  be  paid  at  that  time)

plus  accrued  and  unpaid  interest  plus  Default  Interest  on  such  interest,  the  Borrower  and  the  Holder agree  that  the  actual  damages  to  the  Holder  from  the  receipt  of  cash  payment  on  this  Note  may  be difficult to determine and the amount to be so  paid by the Borrower represents stipulated damages and not a penalty.

3.9

Assignment  Agreement.   By  its  acceptance  of  this  Note,  each  party  agrees  to  be  bound  by  the applicable terms of the Assignment of Debt Agreement.

exhibit1012.docx

7 | 8

Exhibit 10.12

3.10

Remedies.   The  Borrower  acknowledges  that  a  breach  by  it  of  its  obligations  hereunder  will cause irreparable harm to the Holder, by vitiating the intent and purpose of the transaction contemplated hereby.  Accordingly, the Borrower acknowledges that the remedy at law for a breach of its obligations under  this  Note  will  be  inadequate  and  agrees,  in  the  event  of  a  breach  or  threatened  breach  by  the

Borrower of the provisions of this Note, that the Holder shall be entitled, in addition to all other available remedies  at  law  or  in  equity,  and  in  addition  to  the  penalties  assessable  herein,  to  an  injunction  or injunctions  restraining,  preventing  or  curing  any  breach  of  this  Note  and  to  enforce  specifically  the terms and provisions thereof, without the necessity of showing economic loss and without any bond or other security being required.

IN  WITNESS  WHEREOF,  Borrower  has  caused  this  Note  to  be  signed  in  its  name  by  its  duly authorized officer this December 31, 2014.

SUNVESTA, INC.

By: /s/ Josef Mettler

Josef Mettler, Chief Executive Officer

By: /s/ Hans Rigendiner

Hans Rigendinger, Chief Operating Officer

exhibit1012.docx

8 | 8